UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06698

DWS Equity 500 Index Portfolio

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

DECEMBER 31, 2006

Annual Report
to Shareholders

DWS Equity 500 Index Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

DWS Equity 500 Index Fund

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

DWS Equity 500 Index Portfolio

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Investment Management Agreement Approval

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. This fund is not sponsored, endorsed, sold, nor promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. Additionally, the fund may not be able to repllicate the S&P 500 Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund and the potential underperformance of stocks selected. Please read this fund's prospectus for specific information regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2006

Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 12/31/06
DWS Equity 500 Index Fund	1-Year	3-Year	5-Year	10-Year
Institutional Class	15.72%	10.35%	6.09%	8.32%
S&P 500® Index+	15.79%	10.44%	6.19%	8.42%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 12/31/06	$ 160.54
12/31/05	$ 141.29
Distribution Information: Twelve Months: Income Dividends as of 12/31/06	$ 2.76
Institutional Class Lipper Rankings — S&P 500 Index Objective Funds Category as of 12/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	14	of	178	8
3-Year	10	of	163	7
5-Year	8	of	146	6
10-Year	4	of	56	8

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $1,000,000 Investment
[] DWS Equity 500 Index Fund — Institutional Class [] S&P 500 Index+

Yearly periods ended December 31
Comparative Results as of 12/31/06
DWS Equity 500 Index Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,157,200	$1,343,600	$1,344,100	$2,223,100
	Average annual total return	15.72%	10.35%	6.09%	8.32%
S&P 500 Index+	Growth of $1,000,000	$1,157,900	$1,347,000	$1,350,300	$2,244,700
	Average annual total return	15.79%	10.44%	6.19%	8.42%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

Class S*

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On May 19, 2003, the Investment Class of the fund was issued in conjunction with the combination of Equity 500 Index Fund — Investment (the "Acquired fund") and the fund. The Acquired fund was, and the fund is, a feeder fund investing all of its investable assets in the same master portfolio, the DWS Equity 500 Index Portfolio. Returns shown prior to May 19, 2003 are the actual returns of the Acquired fund and for the period after May 19, 2003 are those of the fund's Investment Class.

Average Annual Total Returns as of 12/31/06
DWS Equity 500 Index Fund	1-Year	3-Year	5-Year	10-Year
Class S*	15.58%	10.19%	5.95%	8.17%
S&P 500 Index+	15.79%	10.44%	6.19%	8.42%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 12/31/06	$ 158.94
12/31/05	$ 139.85
Distribution Information: Twelve Months: Income Dividends as of 12/31/06	$ 2.51
* On October 20, 2006, Investment Class shares were renamed Class S shares.
Class S* Lipper Rankings — S&P 500 Index Objective Funds Category as of 12/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	40	of	178	23
3-Year	37	of	163	23
5-Year	31	of	146	22
10-Year	18	of	56	32

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Equity 500 Index Fund — Class S [] S&P 500 Index+

Yearly periods ended December 31
Comparative Results as of 12/31/06
DWS Equity 500 Index Fund		1-Year	3-Year	5-Year	10-Year
Class S*	Growth of $10,000	$11,558	$13,380	$13,352	$21,924
	Average annual total return	15.58%	10.19%	5.95%	8.17%
S&P 500 Index+	Growth of $10,000	$11,579	$13,470	$13,503	$22,447
	Average annual total return	15.79%	10.44%	6.19%	8.42%

The growth of $10,000 is cumulative.

* On October 20, 2006, Investment Class shares were renamed Class S shares.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. "Standard & Poor's," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies Inc., and have been licensed for use by the Fund's investment advisor. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Fund Return*	Class S*	Institutional Class
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,126.60	$ 1,127.00
Expenses Paid per $1,000**	$ 1.07	$ .53
Hypothetical 5% Fund Return*	Class S*	Institutional Class
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,024.07	$ 1,024.57
Expenses Paid per $1,000**	$ 1.01	$ .51
* Expenses include amounts allocated proportionally from the Master Portfolio.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class S*	Institutional Class
DWS Equity 500 Index Fund	.20%	.10%

For more information, please refer to the Fund's prospectuses.

* On October 20, 2006, Investment Class shares were renamed Class S shares.

Portfolio Management Review

DWS Equity 500 Index Fund

Deutsche Asset Management, Inc. ("DAMI" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Equity 500 Index Portfolio, in which the fund invests all of its assets. DAMI provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DAMI is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), a subsidiary of Northern Trust Company, is the subadvisor for the portfolio. As of December 31, 2006, NTI had approximately $697 billion of assets under management.

Portfolio Manager

Chad M. Rakvin, CFA

Senior Vice President at NTI and Portfolio Manager of the fund since 2005.

Team Leader — Domestic Index in the Quantitative Management Group of NTI.

Before joining NTI in 2004, associated with Barclays Global Investors since 1999, most recently as a Principal of the Index Research Group.

BS, Indiana University of Pennsylvania.

In the following interview, Northern Trust Investments, the fund's subadvisor, discusses the economic and market environment and DWS Equity 500 Index Fund's performance for the 12-month period ended December 31, 2006.

Q: How would you describe the economic and market environment over the last six months?

A: During 2006 the US economy made the transition from the early stages of a business cycle to a more mature phase. After several years of above-trend growth, activity downshifted to a pace slightly below most estimates of the economy's potential, while core inflation increased a bit, to a rate slightly above the US Federal Reserve Board's (the Fed's) desired range. It is not unusual for growth to slow and inflation to rise at this stage of the business cycle. The economy has used up much of the slack in labor and product markets that made above-trend growth possible without straining resources or stoking inflation. By 2006, the unemployment rate was quite low, the impact of tax cuts earlier in the decade had waned, and the Fed had stopped its series of interest rate increases.

The biggest challenge for the US economy in 2006 was a slump in housing, which was an important source of growth and wealth creation in prior years. Nonetheless, consumer spending held up reasonably well. The labor market remained strong, with continued growth in jobs and income. Trends in business investment also remained fairly positive. After raising interest rates fairly steadily for two years, the Fed stopped tightening in the last half of 2006 because they believed the moderation in economic growth, together with tame inflation expectations and receding energy prices, would help bring core inflation down.

Both stocks and bonds had positive returns in 2006, with stocks much stronger than bonds. The broad equity market, as measured by the Standard & Poor's 500® (S&P 500) Index, had a return of 15.79%.1 Value stocks performed better than growth stocks: The return of the Russell 1000® Value Index was 22.25%, while the Russell 1000® Growth Index had a return of 9.07%.2 After several years of market leadership by small-cap stocks, large-cap stocks began to catch up in the last half of 2006. Return of the Russell 1000® Index, which tracks large-cap stocks, was 15.46% for the year and 12.36% for the last six months of 2006.3 The Russell 2000® Index, which measures return of small-cap stocks, posted a return of 18.37% for all of 2006 and 9.38% for the last half of the year.4 Foreign equity markets were stronger than the US market: The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index had a return of 26.34%.5 The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, had a return of 4.33%.6 Three-month treasury bills, which are regarded as cash equivalents, returned 4.67%, slightly higher than bonds for the year.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
3 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13.9 billion; the median market capitalization was approximately $4.9 billion. The smallest company in the index had an approximate market capitalization of $2.0 billion.
4 The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $762.8 million; the median market capitalization was approximately $613.5 million. The largest company in the index had an approximate market capitalization of $2.0 billion and the smallest $218.4 million.
5 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
6 The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this period?

A: The fund's Institutional shares returned 15.72%. (Past performance is no guarantee of future results. Please see pages 4 through 7 for the performance of other share classes and more complete performance information.) Since the fund's investment strategy is to replicate, as closely as possible, before the deduction of expenses, the performance of the S&P 500 Index, the fund's return is normally quite close to the return of the index.

Q: Which sectors within the S&P 500 Index had the best and worst performance?

A: In 2006, all 10 industry sectors within the S&P 500 had positive returns. The strongest sector was telecommunication services, with a return of 36.72%, followed by utilities, which had a return of 21.47%. The weakest sectors were health care, with a return of 7.65%, and information technology, which returned 8.67%.

Q: Which stocks had the greatest effect on performance?

A: Since the index is weighted by market capitalization, the largest stocks generally have the greatest impact on index returns, even when other stocks have the highest or lowest returns. Accordingly, several of the top contributors to performance are among the largest companies in the index. These include ExxonMobil Corp., Bank of America Corp., Citigroup Inc. and General Electric Co. Other stocks that contributed to the return of the index were AT&T Inc. and the Goldman Sachs Group, Inc. Although information technology was the second-weakest industry in terms of performance, some of the holdings that contributed most to return were also in this sector. Information technology stocks that were especially positive for return include Cisco Systems Inc., Hewlett-Packard Co. and Microsoft Corp., while the three stocks that detracted most from return of the index were Intel Corp., Yahoo! Inc. and eBay Inc. Other significant negatives included UnitedHealth Group Inc. and Amgen Inc. in the health care sector.

Q: What changes were made in the S&P 500 Index over the last year?

A: Standard & Poor's adjusts the composition of the S&P 500 Index to reflect changes in the relative size of companies and changes in corporate ownership. Most changes result from merger and acquisition activity, although some occur when a company is de-listed or shrinks to the point that it is moved to a different index. Additions are selected from companies that have reached a size that makes them appropriate for inclusion. During 2006, there were 31 additions and 31 deletions to the index.

Among the additions during the year were Estee Lauder Companies, Inc., Chesapeake Energy Corp., Google, Inc., Dean Foods Co., Chicago Mercantile Exchange Holdings, Inc., Western Union Co., Peabody Energy Corp., Questar Corp. and Terex Corp. Companies deleted because they were acquired include Reebok International, acquired by adidas-Salomon AG; Siebel Systems, Inc., acquired by Oracle Corp.; Scientific-Atlanta, Inc., acquired by Cisco Systems, Inc.; Burlington Resources, Inc., acquired by ConocoPhillips; Cinergy Corp., merged into Duke Energy Corp.; Maytag Corp., acquired by Whirlpool Corp.; Kerr-McGee Corp., acquired by Anadarko Corp; Golden West Financial, acquired by Wachovia Corporation, AmSouth Bancorporation, acquired by Regions Financial Corp., and Lucent Technologies, merged into Alcatel-Lucent, a French company. Louisiana-Pacific Corp. and Alberto-Culver Co. were moved to the S&P 400® MidCap Index7; Gateway, Inc., Navistar International Corp. and Dana Corp. were removed because of financial or capitalization issues.

Q: Do you have other comments for shareholders?

A: For many investors, we believe that holding an index fund such as this one is advantageous because it offers broad exposure to the equity market at a relatively low cost.

7 The S&P 400® MidCap Index is an unmanaged, capitalization-weighted index of 400 stocks designed to measure performance of mid-sized companies. The S&P 400 MidCap covers approximately 7% of the US equities market. As of December 29, 2006, the average market value of stocks in the index was $2.8 billion. Index returns assume reinvestment of all distributions and, unlike fund returns, do not include any fees or expenses. It is not possible to invest directly into an index.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	12/31/06	12/31/05

Common Stocks	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/06	12/31/05

Financials	22%	22%
Information Technology	15%	15%
Health Care	12%	13%
Industrials	11%	11%
Consumer Discretionary	11%	11%
Energy	10%	9%
Consumer Staples	9%	10%
Utilities	4%	3%
Telecommunication Services	3%	3%
Materials	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2006 (19.8% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.5%
2. General Electric Co. Industrial conglomerate	3.0%
3. Citigroup, Inc. Provider of diversified financial services	2.1%
4. Microsoft Corp. Developer of computer software	2.0%
5. Bank of America Corp. Provider of commercial banking services	1.9%
6. Procter & Gamble Co. Manufacturer of diversified consumer products	1.6%
7. Johnson & Johnson Provider of health care products	1.5%
8. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	1.4%
9. American International Group, Inc. Provider of insurance services	1.4%
10. Altria Group, Inc. Parent company operating in the tobacco and food industries	1.4%

Portfolio holdings are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 35. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investment in the DWS Equity 500 Index Portfolio, at value	$ 2,814,807,621
Receivable for Fund shares sold	3,841,741
Other assets	24,970
Total assets	2,818,674,332
Liabilities
Payable for Fund shares redeemed	56,781,799
Accrued expenses and payables	90,717
Total liabilities	56,872,516
Net assets, at value	$ 2,761,801,816
Net Assets
Net assets consist of: Undistributed net investment income	616,512
Net unrealized appreciation (depreciation) on investments and futures	1,781,915,662
Accumulated net realized gain (loss)	(264,832,118)
Paid-in capital	1,244,101,760
Net assets, at value	$ 2,761,801,816
Net Asset Value
Class S Net Asset Value, offering and redemption price(a) per share ($771,187,774 ÷ 4,852,120 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 158.94

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($1,990,614,042 ÷ 12,399,320 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 160.54
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.
Statement of Operations for the year ended December 31, 2006
Investment Income
Income and expenses allocated from DWS Equity 500 Index Portfolio: Dividends	51,248,536
Interest — Cash Management QP Trust	594,521
Interest	49,864
Expenses*	(1,314,791)
Total Income	50,578,130
Expenses: Administrator service fee	1,347,488
Administration fee	1,565,689
Services to shareholders	1,057,580
Auditing	27,235
Legal	92,857
Trustees' fees and expenses	4,485
Reports to shareholders and shareholder meeting	149,739
Registration fees	34,829
Other	10,411
Total expenses before expense reductions	4,290,313
Expense reductions	(1,900,566)
Total expenses after expense reductions	2,389,747
Net investment income (loss)	48,188,383
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) allocated from DWS Equtiy 500 Index Portfolio: Investments	(23,177,792)
Futures	1,876,533
(21,301,259)
Net unrealized appreciation (depreciation) allocated from DWS Equity 500 Index Portfolio during the period on: Investments	365,251,391
Futures	78,779
365,330,170
Net gain (loss) on investment transactions	344,028,911
Net increase (decrease) in net assets resulting from operations	$ 392,217,294
* For the year ended December 31, 2006, the DWS Equity 500 Index Portfolio was reimbursed by the Advisor for fees in the amount of $820,156, which was allocated to the two feeder funds on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 48,188,383	$ 43,659,362
Net realized gain (loss) on investment transactions	(21,301,259)	(33,353,626)
Net unrealized appreciation (depreciation) during the period on investment transactions	365,330,170	107,792,171
Net increase (decrease) in net assets resulting from operations	392,217,294	118,097,907
Distributions to shareholders from: Net investment income: Class S	(13,165,072)	(12,172,712)
Institutional Class	(34,675,804)	(30,652,857)
Fund share transactions: Proceeds from shares sold	379,727,473	553,556,902
Reinvestment of distributions	45,642,550	40,468,431
Cost of shares redeemed	(587,983,836)	(644,086,400)
Redemption fees	9,809	22,607
Net increase (decrease) in net assets from Fund share transactions	(162,604,004)	(50,038,460)
Increase (decrease) in net assets	181,772,414	25,233,878
Net assets at beginning of period	2,580,029,402	2,554,795,524
Net assets at end of period (includes undistributed net investment income of $616,512 and $751,581, respectively)	$ 2,761,801,816	$ 2,580,029,402

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class Sd Years Ended December 31,	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 139.85	$ 135.69	$ 124.93	$ 106.22
Income (loss) from investment operations: Net investment income (loss)[b]	2.56	2.21	2.27	1.07
Net realized and unrealized gain (loss) on investment transactions	19.04	4.10	10.78	18.89
Total from investment operations	21.60	6.31	13.05	19.96
Less distributions from: Net investment income	(2.51)	(2.15)	(2.29)	(1.25)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 158.94	$ 139.85	$ 135.69	$ 124.93
Total Return (%)[c]	15.58	4.70	10.57	18.88**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	771	768	727	573
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.33	.36	.36	.36*
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.22	.25	.25	.25*
Ratio of net investment income (loss) (%)	1.73	1.62	1.77	1.52*
[a] For the period from May 19, 2003 (commencement of operations of Investment Class shares) to December 31, 2003 (see Notes to Financial Statements).
[b] Based on average shares outstanding during period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] On October 20, 2006 Investment Class shares were renamed Class S shares.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class[c] Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 141.29	$ 137.10	$ 126.22	$ 99.84	$ 130.19
Income (loss) from investment operations: Net investment income (loss)[a]	2.73	2.41	2.46	1.85	1.71
Net realized and unrealized gain (loss) on investment transactions	19.28	4.16	10.93	26.33	(30.42)
Total from investment operations	22.01	6.57	13.39	28.18	(28.71)
Less distributions from: Net investment income	(2.76)	(2.38)	(2.51)	(1.80)	(1.64)
Net realized gain on investment transactions	—	—	—	—	—
Total distributions	(2.76)	(2.38)	(2.51)	(1.80)	(1.64)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 160.54	$ 141.29	$ 137.10	$ 126.22	$ 99.84
Total Return (%)[b]	15.72	4.85	10.74	28.45	(22.12)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,991	1,812	1,828	1,982	1,394
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.20	.11	.11	.11	.11
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.10	.10	.10	.10	.10
Ratio of net investment income (loss) (%)	1.85	1.77	1.92	1.69	1.52
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] On August 13, 2004, Premier Class shares of the Fund were renamed Institutional Class shares.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Equity 500 Index Fund (the "Fund"), is a diversified series of DWS Institutional Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing all of its investable assets in DWS Equity 500 Index Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DAMI"), an indirect, wholly owned subsidiary of Deutsche Bank AG. Details concerning the Portfolio's investment objective and policies and the risk factors associated with the Portfolio's investments are described in the Fund's Prospectuses and Statement of Additional Information. On December 31, 2006, the Fund owned approximately 79% of the Portfolio.

The Fund currently has two classes of shares: Institutional Class and Class S (formerly Investment Class). Institutional Class and Class S shares are offered to a limited group of investors, and are not subject to initial or contingent deferred sales charges. Institutional shares have lower ongoing expenses than Class S shares. On October 20, 2006, Investment Class shares were renamed Class S.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in this report.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $249,237,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($9,016,000), December 31, 2010 ($68,380,000), December 31, 2011 ($53,713,000), December 31, 2012 ($73,803,000), December 31, 2013 ($22,343,000) and December 31, 2014 ($21,982,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

In addition, from November 1, 2006 through December 31, 2006, the Fund incurred approximately $15,907,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2007.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 616,512
Capital loss carryforwards	$ (249,237,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2006	2005
Distributions from ordinary income	$ 47,840,876	$ 42,825,569

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Deutsche Asset Management, Inc. ("DAMI"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor. Effective January 1, 2007, DAMI, merged with Deutsche Investment Management Americas Inc. ("DIMA"), an indirect, wholly owned subsidiary of Deutsche Bank AG. The Board of the Portfolio approved a new investment management agreement between the Portfolio and DIMA. The new investment management agreement is identical in substance to the current investment management agreement for the Portfolio, except for the named investment advisor.

For the period from January 1, 2006 through September 30, 2006, DIMA and the Administrator had contractually agreed to waive all or a portion of their fees and reimburse or pay certain operating expenses, including expenses of the Fund allocated from the Portfolio (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class S (formerly Investment Class)	.25%
Institutional Class	.10%

Effective October 1, 2006 through September 30, 2007, DIMA has contractually agreed to waive a portion of its fees and reimburse or pay certain operating expenses of the Fund, including expenses allocated from the Portfolio (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of the classes of the Fund as follows:

Class S (formerly Investment Class)	.38%
Institutional Class	.10%

In addition, during the year ended December 31, 2006, DIMA waived $28,046 of other expenses for Institutional Class shares.

Administrator Service Fee. Prior to June 1, 2006, Investment Company Capital Corp. ("ICCC" or the "Administrator"), an affiliate of the Advisor, was the Fund's Administrator. The Fund paid the Administrator a fee of 0.30% for the Class S and 0.05% for the Institutional Class based on each classes' average daily net assets, computed and accrued daily and paid monthly, for its services as Administrator. Accordingly, for the period January 1, 2006 through May 31, 2006, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at December 31, 2006	Annual Effective Rate
Class S (formerly Investment Class)	$ 961,678	$ 335,643	$ —	.20%
Institutional Class	385,810	36,751	—	.04%
	$ 1,347,488	$ 372,394	$ —

Administrative Services Agreement Effective June 1, 2006, the Administrator agreement with ICCC was terminated and the Fund entered into a new Administrative Services Agreement with DIMA pursuant to which DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, accrued daily and paid monthly. For the period from June 1, 2006 through December 31, 2006, DIMA received an Administration Fee of $1,565,689 of which $907,829 was waived and $657,859 is unpaid.

Service Provider Fees. DWS Scudder Investment Service Company ("DWS-SISC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent for Class S and Institutional Class shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives for the Fund. Prior to June 1, 2006, these fees were included in the Administrator Service Fee. For the period June 1, 2006 through December 31, 2006, the amount charged to the Fund by DWS-SISC was as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2006
Class S (formerly Investment Class)	$ 131,519	$ —	$ 131,519
Institutional Class	592,297	592,297	—
	$ 723,816	$ 592,297	$ 131,519

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2006, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,680, of which $7,920 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and Chairperson of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	1,052,006*	$ 154,433,900*	1,722,037	$ 231,768,168
Institutional Class	1,522,226	225,293,573	2,349,954	321,788,734
		$ 379,727,473		$ 553,556,902
Shares issued to shareholders in reinvestment of distributions
Class S	82,457*	$ 12,261,672*	82,282	$ 11,186,416
Institutional Class	222,390	33,380,878	213,076	29,282,015
		$ 45,642,550		$ 40,468,431
Shares redeemed
Class S	(1,775,882)*	$ (264,213,313)*	(1,668,321)	$ (225,239,467)
Institutional Class	(2,168,123)	(323,770,523)	(3,072,310)	(418,846,933)
		$ (587,983,836)		$ (644,086,400)
Redemption fees		$ 9,809		$ 22,607
Net increase (decrease)
Class S	(641,419)*	$ (97,510,346)*	135,998	$ 17,717,190
Institutional Class	(423,507)	(65,093,658)	(509,280)	(67,755,650)
		$ (162,604,004)		$ (50,038,460)
* On October 20, 2006, Investment Class shares were renamed Class S shares.

D. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Portfolio was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of DWS Equity 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity 500 Index Fund (hereafter referred to as the "Fund") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

February 28, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $56,373,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account please call (800) 294-4366.

(The following financial statements of the DWS Equity 500 Index Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2006

	Shares	Value ($)

Common Stocks 99.0%
Consumer Discretionary 10.5%
Auto Components 0.2%
Goodyear Tire & Rubber Co.*	50,296	1,055,713
Johnson Controls, Inc.	54,064	4,645,179
		5,700,892
Automobiles 0.4%
Ford Motor Co.	524,985	3,942,637
General Motors Corp.	156,771	4,816,005
Harley-Davidson, Inc.	71,551	5,042,199
		13,800,841
Distributors 0.1%
Genuine Parts Co.	47,078	2,232,910
Diversified Consumer Services 0.1%
Apollo Group, Inc. "A"*	39,083	1,523,065
H&R Block, Inc.	89,182	2,054,753
		3,577,818
Hotels Restaurants & Leisure 1.6%
Carnival Corp.	123,297	6,047,718
Darden Restaurants, Inc.	36,080	1,449,334
Harrah's Entertainment, Inc.	51,318	4,245,025
Hilton Hotels Corp.	105,639	3,686,801
International Game Technology	94,364	4,359,617
Marriott International, Inc. "A"	91,264	4,355,118
McDonald's Corp.	339,856	15,065,816
Starbucks Corp.*	209,508	7,420,773
Starwood Hotels & Resorts Worldwide, Inc.	58,512	3,657,000
Wendy's International, Inc.	27,780	919,240
Wyndham Worldwide Corp.*	56,214	1,799,972
YUM! Brands, Inc.	74,991	4,409,471
		57,415,885
Household Durables 0.6%
Black & Decker Corp.	18,852	1,507,594
Centex Corp.	32,804	1,845,881
D.R. Horton, Inc.	76,600	2,029,134
Fortune Brands, Inc.	41,254	3,522,679
Harman International Industries, Inc.	18,000	1,798,380
KB Home	21,072	1,080,572
Leggett & Platt, Inc.	49,766	1,189,407
Lennar Corp. "A"	38,600	2,024,956
Newell Rubbermaid, Inc.	77,250	2,236,388
Pulte Homes, Inc.	58,656	1,942,687
Snap-on, Inc.	16,632	792,349
The Stanley Works	20,053	1,008,465
Whirlpool Corp.	22,077	1,832,833
		22,811,325
Internet & Catalog Retail 0.1%
Amazon.com, Inc.*	85,312	3,366,411
IAC/InterActiveCorp.*	62,400	2,318,784
		5,685,195
Leisure Equipment & Products 0.2%
Brunswick Corp.	26,730	852,687
Eastman Kodak Co.	79,931	2,062,220
Hasbro, Inc.	43,802	1,193,605
Mattel, Inc.	105,714	2,395,479
		6,503,991
Media 3.7%
CBS Corp. "B"	216,054	6,736,564
Clear Channel Communications, Inc.	136,363	4,846,341
Comcast Corp. "A"*	574,627	24,323,961
Dow Jones & Co., Inc.	16,822	639,236
E.W. Scripps Co. "A"	23,100	1,153,614
Gannett Co., Inc.	64,669	3,909,888
Interpublic Group of Companies, Inc.*	121,095	1,482,203
McGraw-Hill Companies, Inc.	97,474	6,630,181
Meredith Corp.	10,938	616,356
New York Times Co. "A"	40,073	976,178
News Corp. "A"	647,600	13,910,448
Omnicom Group, Inc.	47,468	4,962,305
The DIRECTV Group, Inc.*	217,800	5,431,932
Time Warner, Inc.	1,102,412	24,010,533
Tribune Co.	53,297	1,640,482
Univision Communications, Inc. "A"*	62,997	2,231,354
Viacom, Inc. "B"*	193,354	7,933,315
Walt Disney Co.	571,164	19,573,790
		131,008,681
Multiline Retail 1.1%
Big Lots, Inc.*	30,196	692,092
Dillard's, Inc. "A"	17,568	614,353
Dollar General Corp.	87,536	1,405,828
Family Dollar Stores, Inc.	42,372	1,242,771
Federated Department Stores, Inc.	145,050	5,530,757
J.C. Penney Co., Inc.	62,075	4,802,122
Kohl's Corp.*	90,738	6,209,201
Nordstrom, Inc.	60,532	2,986,649
Sears Holdings Corp.*	22,938	3,851,978
Target Corp.	237,191	13,531,747
		40,867,498
Specialty Retail 2.0%
AutoNation, Inc.*	41,559	886,038
AutoZone, Inc.*	14,008	1,618,764
Bed Bath & Beyond, Inc.*	78,966	3,008,605
Best Buy Co., Inc.	112,072	5,512,822
Circuit City Stores, Inc.	39,033	740,846
Home Depot, Inc.	563,599	22,634,136
Limited Brands, Inc.	94,411	2,732,254
Lowe's Companies, Inc.	420,474	13,097,765
Office Depot, Inc.*	76,859	2,933,708
OfficeMax, Inc.	20,278	1,006,803
RadioShack Corp.	38,595	647,624
Staples, Inc.	199,573	5,328,599
The Gap, Inc.	154,558	3,013,881
The Sherwin-Williams Co.	30,905	1,964,940
Tiffany & Co.	37,316	1,464,280
TJX Companies, Inc.	125,699	3,584,935
		70,176,000
Textiles, Apparel & Luxury Goods 0.4%
Coach, Inc.*	101,500	4,360,440
Jones Apparel Group, Inc.	31,360	1,048,365
Liz Claiborne, Inc.	28,306	1,230,179
NIKE, Inc. "B"	51,908	5,140,449
VF Corp.	24,440	2,006,035
		13,785,468
Consumer Staples 9.2%
Beverages 2.0%
Anheuser-Busch Companies, Inc.	212,280	10,444,176
Brown-Forman Corp. "B"	22,078	1,462,447
Coca-Cola Co.	563,035	27,166,439
Coca-Cola Enterprises, Inc.	76,524	1,562,620
Constellation Brands, Inc. "A"*	56,500	1,639,630
Molson Coors Brewing Co. "B"	12,802	978,585
Pepsi Bottling Group, Inc.	38,062	1,176,496
PepsiCo, Inc.	453,450	28,363,297
		72,793,690
Food & Staples Retailing 2.2%
Costco Wholesale Corp.	127,733	6,753,244
CVS Corp.	227,818	7,041,854
Kroger Co.	198,063	4,569,313
Safeway, Inc.	123,207	4,258,034
SUPERVALU, Inc.	57,591	2,058,878
Sysco Corp.	171,390	6,300,296
Wal-Mart Stores, Inc.	679,054	31,358,714
Walgreen Co.	277,078	12,715,110
Whole Foods Market, Inc.	39,100	1,834,963
		76,890,406
Food Products 1.1%
Archer-Daniels-Midland Co.	182,153	5,821,610
Campbell Soup Co.	54,609	2,123,744
ConAgra Foods, Inc.	141,552	3,821,904
Dean Foods Co.*	37,000	1,564,360
General Mills, Inc.	94,750	5,457,600
H.J. Heinz Co.	90,954	4,093,840
Kellogg Co.	68,534	3,430,812
McCormick & Co., Inc.	36,300	1,399,728
Sara Lee Corp.	206,239	3,512,250
The Hershey Co.	48,660	2,423,268
Tyson Foods, Inc. "A"	70,100	1,153,145
Wm. Wrigley Jr. Co.	60,602	3,134,335
		37,936,596
Household Products 2.2%
Clorox Co.	42,032	2,696,353
Colgate-Palmolive Co.	142,068	9,268,516
Kimberly-Clark Corp.	126,507	8,596,151
Procter & Gamble Co.	874,996	56,235,993
		76,797,013
Personal Products 0.1%
Avon Products, Inc.	122,770	4,056,321
Estee Lauder Companies, Inc. "A"	33,900	1,383,798
		5,440,119
Tobacco 1.6%
Altria Group, Inc.	578,752	49,668,497
Reynolds American, Inc.	47,290	3,096,076
UST, Inc.	44,551	2,592,868
		55,357,441
Energy 9.7%
Energy Equipment & Services 1.7%
Baker Hughes, Inc.	88,573	6,612,860
BJ Services Co.	84,528	2,478,361
Halliburton Co.	277,620	8,620,101
Nabors Industries Ltd.*	82,638	2,460,960
National-Oilwell Varco, Inc.*	48,700	2,979,466
Noble Corp.	37,424	2,849,837
Rowan Companies, Inc.	30,939	1,027,175
Schlumberger Ltd.	325,344	20,548,727
Smith International, Inc.	56,100	2,304,027
Transocean, Inc.*	81,000	6,552,090
Weatherford International Ltd.*	95,400	3,986,766
		60,420,370
Oil, Gas & Consumable Fuels 8.0%
Anadarko Petroleum Corp.	128,268	5,582,223
Apache Corp.	92,374	6,143,795
Chesapeake Energy Corp.	104,800	3,044,440
Chevron Corp.	601,956	44,261,825
ConocoPhillips	454,409	32,694,728
CONSOL Energy, Inc.	50,800	1,632,204
Devon Energy Corp.	122,004	8,184,028
El Paso Corp.	187,098	2,858,857
EOG Resources, Inc.	67,500	4,215,375
ExxonMobil Corp.	1,610,568	123,417,826
Hess Corp.	75,665	3,750,714
Kinder Morgan, Inc.	28,759	3,041,264
Marathon Oil Corp.	100,894	9,332,695
Murphy Oil Corp.	46,500	2,364,525
Occidental Petroleum Corp.	238,462	11,644,100
Peabody Energy Corp.	72,800	2,941,848
Sunoco, Inc.	34,072	2,124,730
Valero Energy Corp.	168,000	8,594,880
Williams Companies, Inc.	164,623	4,299,953
XTO Energy, Inc.	101,800	4,789,690
		284,919,700
Financials 22.0%
Capital Markets 3.8%
Ameriprise Financial, Inc.	68,608	3,739,136
Bank of New York Co., Inc.	214,831	8,457,897
Bear Stearns Companies, Inc.	32,308	5,259,096
Charles Schwab Corp.	287,197	5,554,390
E*TRADE Financial Corp.*	112,100	2,513,282
Federated Investors, Inc. "B"	23,500	793,830
Franklin Resources, Inc.	42,971	4,734,115
Janus Capital Group, Inc.	54,679	1,180,520
Legg Mason, Inc.	36,700	3,488,335
Lehman Brothers Holdings, Inc.	146,744	11,463,641
Mellon Financial Corp.	115,601	4,872,582
Merrill Lynch & Co., Inc.	244,104	22,726,082
Morgan Stanley	292,264	23,799,058
Northern Trust Corp.	54,505	3,307,908
State Street Corp.	92,934	6,267,469
T. Rowe Price Group, Inc.	74,552	3,263,141
The Goldman Sachs Group, Inc.	117,569	23,437,380
		134,857,862
Commercial Banks 4.1%
BB&T Corp.	150,818	6,625,435
Comerica, Inc.	45,457	2,667,417
Commerce Bancorp, Inc.	51,900	1,830,513
Compass Bancshares, Inc.	35,100	2,093,715
Fifth Third Bancorp.	155,591	6,368,340
First Horizon National Corp.	34,291	1,432,678
Huntington Bancshares, Inc.	66,896	1,588,780
KeyCorp.	112,583	4,281,532
M&T Bank Corp.	22,000	2,687,520
Marshall & Ilsley Corp.	61,555	2,961,411
National City Corp.	155,823	5,696,889
PNC Financial Services Group, Inc.	82,361	6,098,008
Regions Financial Corp.	204,319	7,641,531
SunTrust Banks, Inc.	101,192	8,545,664
Synovus Financial Corp.	88,621	2,732,185
US Bancorp.	485,415	17,567,169
Wachovia Corp.	526,351	29,975,689
Wells Fargo & Co.	932,256	33,151,023
Zions Bancorp.	25,456	2,098,593
		146,044,092
Consumer Finance 1.0%
American Express Co.	332,743	20,187,518
Capital One Financial Corp.	112,643	8,653,235
SLM Corp.	114,365	5,577,581
		34,418,334
Diversified Financial Services 5.6%
Bank of America Corp.	1,239,995	66,203,333
Chicago Mercantile Exchange Holdings, Inc.	9,600	4,893,600
CIT Group, Inc.	55,100	3,072,927
Citigroup, Inc.	1,356,860	75,577,102
JPMorgan Chase & Co.	957,913	46,267,198
Moody's Corp.	64,900	4,481,994
		200,496,154
Insurance 4.8%
ACE Ltd.	89,128	5,398,483
Aflac, Inc.	139,444	6,414,424
Allstate Corp.	172,570	11,236,033
Ambac Financial Group, Inc.	29,434	2,621,686
American International Group, Inc.	717,848	51,440,988
Aon Corp.	85,487	3,021,111
Chubb Corp.	112,558	5,955,444
Cincinnati Financial Corp.	48,234	2,185,482
Genworth Financial, Inc. "A"	115,600	3,954,676
Hartford Financial Services Group, Inc.	84,346	7,870,325
Lincoln National Corp.	80,374	5,336,834
Loews Corp.	117,286	4,863,850
Marsh & McLennan Companies, Inc.	152,132	4,664,367
MBIA, Inc.	37,446	2,735,805
MetLife, Inc.	210,411	12,416,353
Principal Financial Group, Inc.	77,119	4,526,885
Progressive Corp.	213,988	5,182,789
Prudential Financial, Inc.	136,116	11,686,920
Safeco Corp.	33,189	2,075,972
The St. Paul Travelers Companies, Inc.	190,575	10,231,972
Torchmark Corp.	27,410	1,747,662
UnumProvident Corp.	84,894	1,764,097
XL Capital Ltd. "A"	49,532	3,567,295
		170,899,453
Real Estate Investment Trusts 1.1%
Apartment Investment & Management Co. "A" (REIT)	27,500	1,540,550
Archstone-Smith Trust (REIT)	59,800	3,480,958
Boston Properties, Inc. (REIT)	27,500	3,076,700
Equity Office Properties Trust (REIT)	107,511	5,178,805
Equity Residential (REIT)	81,460	4,134,095
Kimco Realty Corp. (REIT)	57,800	2,598,110
Plum Creek Timber Co., Inc. (REIT)	52,024	2,073,156
ProLogis (REIT)	68,500	4,162,745
Public Storage, Inc. (REIT)	28,730	2,801,175
Simon Property Group, Inc. (REIT)	63,234	6,404,972
Vornado Realty Trust (REIT)	33,400	4,058,100
		39,509,366
Real Estate Management & Development 0.1%
CB Richard Ellis Group, Inc. "A"*	51,300	1,703,160
Realogy Corp.*	59,185	1,794,489
		3,497,649
Thrifts & Mortgage Finance 1.5%
Countrywide Financial Corp.	169,844	7,209,878
Fannie Mae	268,228	15,930,061
Freddie Mac	191,531	13,004,955
MGIC Investment Corp.	23,363	1,461,122
Sovereign Bancorp, Inc.	99,391	2,523,537
Washington Mutual, Inc.	260,959	11,871,025
		52,000,578
Health Care 11.9%
Biotechnology 1.3%
Amgen, Inc.*	322,124	22,004,290
Biogen Idec, Inc.*	93,071	4,578,163
Celgene Corp.*	102,800	5,914,084
Genzyme Corp.*	72,440	4,460,855
Gilead Sciences, Inc.*	126,660	8,224,034
MedImmune, Inc.*	66,337	2,147,329
		47,328,755
Health Care Equipment & Supplies 1.6%
Bausch & Lomb, Inc.	15,501	806,982
Baxter International, Inc.	179,198	8,312,995
Becton, Dickinson & Co.	68,092	4,776,654
Biomet, Inc.	67,875	2,801,201
Boston Scientific Corp.*	326,506	5,609,373
C.R. Bard, Inc.	28,394	2,355,850
Hospira, Inc.*	43,922	1,474,901
Medtronic, Inc.	318,499	17,042,882
St. Jude Medical, Inc.*	97,626	3,569,207
Stryker Corp.	81,348	4,483,088
Zimmer Holdings, Inc.*	65,908	5,165,869
		56,399,002
Health Care Providers & Services 2.4%
Aetna, Inc.	144,196	6,226,383
AmerisourceBergen Corp.	53,048	2,385,038
Cardinal Health, Inc.	112,368	7,239,870
Caremark Rx, Inc.	118,300	6,756,113
CIGNA Corp.	28,425	3,739,877
Coventry Health Care, Inc.*	44,058	2,205,103
Express Scripts, Inc.*	37,400	2,677,840
Health Management Associates, Inc. "A"	67,833	1,431,955
Humana, Inc.*	46,051	2,547,081
Laboratory Corp. of America Holdings*	34,900	2,564,103
Manor Care, Inc.	20,509	962,282
McKesson Corp.	81,715	4,142,950
Medco Health Solutions, Inc.*	81,488	4,354,719
Patterson Companies, Inc.*	38,900	1,381,339
Quest Diagnostics, Inc.	44,202	2,342,706
Tenet Healthcare Corp.*	133,648	931,527
UnitedHealth Group, Inc.	371,924	19,983,477
WellPoint, Inc.*	171,216	13,472,987
		85,345,350
Health Care Technology 0.0%
IMS Health, Inc.	54,806	1,506,069
Life Sciences Tools & Services 0.3%
Applera Corp. — Applied Biosystems Group	50,535	1,854,129
Millipore Corp.*	14,281	951,115
PerkinElmer, Inc.	33,963	754,997
Thermo Fisher Scientific, Inc.*	112,628	5,100,922
Waters Corp.*	28,005	1,371,405
		10,032,568
Pharmaceuticals 6.3%
Abbott Laboratories	423,422	20,624,886
Allergan, Inc.	41,839	5,009,802
Barr Pharmaceuticals, Inc.*	29,400	1,473,528
Bristol-Myers Squibb Co.	543,036	14,292,707
Eli Lilly & Co.	271,847	14,163,229
Forest Laboratories, Inc.*	88,081	4,456,899
Johnson & Johnson	800,601	52,855,678
King Pharmaceuticals, Inc.*	69,175	1,101,266
Merck & Co., Inc.	599,506	26,138,461
Mylan Laboratories, Inc.	58,800	1,173,648
Pfizer, Inc.	1,991,093	51,569,309
Schering-Plough Corp.	410,552	9,705,449
Watson Pharmaceuticals, Inc.*	29,407	765,464
Wyeth	371,909	18,937,606
		222,267,932
Industrials 10.8%
Aerospace & Defense 2.4%
Boeing Co.	218,320	19,395,549
General Dynamics Corp.	111,760	8,309,356
Goodrich Corp.	34,438	1,568,651
Honeywell International, Inc.	225,468	10,200,172
L-3 Communications Holdings, Inc.	34,200	2,796,876
Lockheed Martin Corp.	98,526	9,071,289
Northrop Grumman Corp.	95,650	6,475,505
Raytheon Co.	122,723	6,479,774
Rockwell Collins, Inc.	48,044	3,040,705
United Technologies Corp.	277,140	17,326,793
		84,664,670
Air Freight & Logistics 0.9%
FedEx Corp.	84,901	9,221,947
United Parcel Service, Inc. "B"	296,470	22,229,320
		31,451,267
Airlines 0.1%
Southwest Airlines Co.	217,391	3,330,430
Building Products 0.2%
American Standard Companies, Inc.	47,852	2,194,014
Masco Corp.	108,805	3,250,006
		5,444,020
Commercial Services & Supplies 0.5%
Allied Waste Industries, Inc.*	62,446	767,461
Avery Dennison Corp.	26,431	1,795,458
Cintas Corp.	38,766	1,539,398
Equifax, Inc.	35,109	1,425,426
Monster Worldwide, Inc.*	33,889	1,580,583
Pitney Bowes, Inc.	62,085	2,867,706
R.R. Donnelley & Sons Co.	59,921	2,129,592
Robert Half International, Inc.	46,275	1,717,728
Waste Management, Inc.	151,140	5,557,418
		19,380,770
Construction & Engineering 0.1%
Fluor Corp.	24,404	1,992,587
Electrical Equipment 0.5%
American Power Conversion Corp.	47,197	1,443,756
Cooper Industries Ltd. "A"	25,801	2,333,184
Emerson Electric Co.	221,540	9,767,699
Rockwell Automation, Inc.	48,756	2,978,017
		16,522,656
Industrial Conglomerates 4.0%
3M Co.	203,366	15,848,312
General Electric Co.	2,846,465	105,916,963
Textron, Inc.	34,627	3,246,974
Tyco International Ltd.	549,229	16,696,561
		141,708,810
Machinery 1.4%
Caterpillar, Inc.	179,668	11,019,038
Cummins, Inc.	13,023	1,539,058
Danaher Corp.	66,022	4,782,634
Deere & Co.	64,096	6,093,607
Dover Corp.	57,259	2,806,836
Eaton Corp.	41,154	3,092,312
Illinois Tool Works, Inc.	115,842	5,350,742
Ingersoll-Rand Co., Ltd. "A"	84,654	3,312,511
ITT Corp.	50,992	2,897,365
PACCAR, Inc.	69,077	4,483,097
Pall Corp.	35,510	1,226,871
Parker Hannifin Corp.	32,568	2,503,828
Terex Corp.*	28,300	1,827,614
		50,935,513
Road & Rail 0.7%
Burlington Northern Santa Fe Corp.	99,186	7,320,919
CSX Corp.	120,152	4,136,833
Norfolk Southern Corp.	109,544	5,508,968
Ryder System, Inc.	17,290	882,827
Union Pacific Corp.	74,665	6,870,673
		24,720,220
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	21,762	1,522,034
Information Technology 15.0%
Communications Equipment 2.7%
ADC Telecommunications, Inc.*	33,432	485,767
Avaya, Inc.*	115,455	1,614,061
Ciena Corp.*	23,298	645,587
Cisco Systems, Inc.*	1,676,964	45,831,426
Comverse Technologies, Inc.*	56,805	1,199,153
Corning, Inc.*	433,590	8,112,469
JDS Uniphase Corp.*	60,239	1,003,582
Juniper Networks, Inc.*	156,800	2,969,792
Motorola, Inc.	667,496	13,723,718
QUALCOMM, Inc.	456,354	17,245,618
Tellabs, Inc.*	124,730	1,279,730
		94,110,903
Computers & Peripherals 3.7%
Apple Computer, Inc.*	234,878	19,927,050
Dell, Inc.*	627,247	15,737,627
EMC Corp.*	608,162	8,027,738
Hewlett-Packard Co.	756,336	31,153,480
International Business Machines Corp.	415,920	40,406,628
Lexmark International, Inc. "A"*	27,757	2,031,812
NCR Corp.*	49,898	2,133,639
Network Appliance, Inc.*	103,209	4,054,050
QLogic Corp.*	46,600	1,021,472
SanDisk Corp.*	62,100	2,672,163
Sun Microsystems, Inc.*	972,565	5,271,302
		132,436,961
Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.*	113,241	3,946,449
Jabil Circuit, Inc.	49,675	1,219,521
Molex, Inc.	40,086	1,267,920
Sanmina-SCI Corp.*	152,438	525,911
Solectron Corp.*	262,527	845,337
Symbol Technologies, Inc.	69,419	1,037,120
Tektronix, Inc.	23,110	674,119
		9,516,377
Internet Software & Services 1.3%
eBay, Inc.*	319,532	9,608,327
Google, Inc. "A"*	59,000	27,168,320
VeriSign, Inc.*	67,900	1,632,995
Yahoo!, Inc.*	338,022	8,633,082
		47,042,724
IT Services 1.1%
Affiliated Computer Services, Inc. "A"*	33,400	1,631,256
Automatic Data Processing, Inc.	152,037	7,487,822
Cognizant Technology Solutions Corp. "A"*	39,400	3,040,104
Computer Sciences Corp.*	47,532	2,536,783
Convergys Corp.*	38,440	914,103
Electronic Data Systems Corp.	143,419	3,951,193
Fidelity National Information Services, Inc.	45,500	1,824,095
First Data Corp.	211,488	5,397,174
Fiserv, Inc.*	48,250	2,529,265
Paychex, Inc.	93,067	3,679,869
Sabre Holdings Corp. "A"	36,546	1,165,452
Unisys Corp.*	96,184	754,083
Western Union Co.	213,088	4,777,433
		39,688,632
Office Electronics 0.1%
Xerox Corp.*	256,856	4,353,709
Semiconductors & Semiconductor Equipment 2.4%
Advanced Micro Devices, Inc.*	133,997	2,726,839
Altera Corp.*	100,043	1,968,846
Analog Devices, Inc.	101,068	3,322,105
Applied Materials, Inc.	384,935	7,102,051
Broadcom Corp. "A"*	125,570	4,057,167
Intel Corp.	1,592,182	32,241,685
KLA-Tencor Corp.	55,685	2,770,329
Linear Technology Corp.	84,906	2,574,350
LSI Logic Corp.*	111,455	1,003,095
Maxim Integrated Products, Inc.	89,643	2,744,869
Micron Technology, Inc.*	192,849	2,692,172
National Semiconductor Corp.	86,466	1,962,778
Novellus Systems, Inc.*	34,182	1,176,544
NVIDIA Corp.*	97,598	3,612,102
PMC-Sierra, Inc.*	51,502	345,578
Teradyne, Inc.*	56,458	844,612
Texas Instruments, Inc.	409,748	11,800,742
Xilinx, Inc.	94,213	2,243,212
		85,189,076
Software 3.4%
Adobe Systems, Inc.*	160,504	6,599,924
Autodesk, Inc.*	63,948	2,587,336
BMC Software, Inc.*	56,869	1,831,182
CA, Inc.	113,815	2,577,910
Citrix Systems, Inc.*	48,514	1,312,304
Compuware Corp.*	97,621	813,183
Electronic Arts, Inc.*	85,206	4,290,974
Intuit, Inc.*	95,566	2,915,719
Microsoft Corp.	2,388,795	71,329,419
Novell, Inc.*	94,382	585,168
Oracle Corp.*	1,104,729	18,935,055
Symantec Corp.*	260,006	5,421,125
		119,199,299
Materials 2.9%
Chemicals 1.5%
Air Products & Chemicals, Inc.	61,090	4,293,405
Ashland, Inc.	15,804	1,093,321
Dow Chemical Co.	263,791	10,535,813
E.I. du Pont de Nemours & Co.	253,952	12,370,002
Eastman Chemical Co.	22,986	1,363,300
Ecolab, Inc.	49,542	2,239,298
Hercules, Inc.*	32,030	618,499
International Flavors & Fragrances, Inc.	21,516	1,057,727
Monsanto Co.	150,584	7,910,177
PPG Industries, Inc.	45,762	2,938,378
Praxair, Inc.	89,328	5,299,830
Rohm & Haas Co.	39,789	2,034,014
Sigma-Aldrich Corp.	18,234	1,417,146
		53,170,910
Construction Materials 0.1%
Vulcan Materials Co.	26,031	2,339,406
Containers & Packaging 0.1%
Ball Corp.	29,924	1,304,686
Bemis Co., Inc.	29,430	1,000,031
Pactiv Corp.*	39,649	1,415,073
Sealed Air Corp.	22,736	1,476,021
Temple-Inland, Inc.	30,162	1,388,357
		6,584,168
Metals & Mining 0.9%
Alcoa, Inc.	240,651	7,221,936
Allegheny Technologies, Inc.	25,679	2,328,572
Freeport-McMoRan Copper & Gold, Inc. "B"	54,390	3,031,155
Newmont Mining Corp.	124,600	5,625,690
Nucor Corp.	83,436	4,560,612
Phelps Dodge Corp.	56,274	6,737,123
United States Steel Corp.	30,992	2,266,755
		31,771,843
Paper & Forest Products 0.3%
International Paper Co.	126,004	4,296,736
MeadWestvaco Corp.	50,644	1,522,359
Weyerhaeuser Co.	65,264	4,610,902
		10,429,997
Telecommunication Services 3.5%
Diversified Telecommunication Services 2.9%
AT&T, Inc.	1,061,181	37,937,221
BellSouth Corp.	503,207	23,706,082
CenturyTel, Inc.	32,655	1,425,717
Citizens Communications Co.	92,505	1,329,297
Embarq Corp.	41,781	2,196,009
Qwest Communications International, Inc.*	436,881	3,656,694
Verizon Communications, Inc.	803,412	29,919,063
Windstream Corp.	132,574	1,885,202
		102,055,285
Wireless Telecommunication Services 0.6%
ALLTEL Corp.	105,936	6,407,009
Sprint Nextel Corp.	795,528	15,027,524
		21,434,533
Utilities 3.5%
Electric Utilities 1.9%
Allegheny Energy, Inc.*	45,918	2,108,095
American Electric Power Co., Inc.	109,615	4,667,407
Duke Energy Corp.	343,796	11,417,465
Edison International	90,690	4,124,581
Entergy Corp.	57,109	5,272,303
Exelon Corp.	185,538	11,482,947
FirstEnergy Corp.	88,095	5,312,129
FPL Group, Inc.	112,094	6,100,155
Pinnacle West Capital Corp.	27,896	1,414,048
PPL Corp.	105,348	3,775,672
Progress Energy, Inc.	71,050	3,487,134
Southern Co.	205,688	7,581,660
		66,743,596
Gas Utilities 0.1%
Nicor, Inc.	12,637	591,412
Peoples Energy Corp.	8,292	369,574
Questar Corp.	24,000	1,993,200
		2,954,186
Independent Power Producers & Energy Traders 0.4%
AES Corp.*	184,150	4,058,666
Constellation Energy Group	49,687	3,421,944
Dynegy, Inc. "A"*	86,161	623,806
TXU Corp.	126,750	6,871,117
		14,975,533
Multi-Utilities 1.1%
Ameren Corp.	57,619	3,095,869
CenterPoint Energy, Inc.	88,268	1,463,483
CMS Energy Corp.*	62,849	1,049,578
Consolidated Edison, Inc.	68,316	3,283,950
Dominion Resources, Inc.	96,718	8,108,837
DTE Energy Co.	49,703	2,406,122
KeySpan Corp.	48,675	2,004,437
NiSource, Inc.	75,866	1,828,371
PG&E Corp.	96,447	4,564,837
Public Service Enterprise Group, Inc.	69,173	4,591,704
Sempra Energy	72,390	4,056,736
TECO Energy, Inc.	59,788	1,030,147
Xcel Energy, Inc.	113,737	2,622,775
		40,106,846
Total Common Stocks (Cost $2,500,514,386)		3,514,501,964
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.0%
US Treasury Bill, 4.85%**, 2/22/2007 (a) (Cost $1,171,978)	1,195,000	1,171,978
	Shares	Value ($)

Cash Equivalents 0.1%
Cash Management QP Trust, 5.46% (b) (Cost $2,241,610)	2,241,610	2,241,610
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,503,927,974)+	99.1	3,517,915,552
Other Assets and Liabilities, Net	0.9	31,208,902
Net Assets	100.0	3,549,124,454
* Non-income producing security
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $2,698,382,614. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $819,532,938. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,185,733,845 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $366,200,907.
(a) At December 31, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At December 31, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P 500 Index	3/15/2007	24	8,588,089	8,570,400	(17,689)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $2,501,686,364)	$ 3,515,673,942
Investment in Cash Management QP Trust (cost $2,241,610)	2,241,610
Total investments in securities, at value (cost $2,503,927,974)	3,517,915,552
Cash	10,000
Receivable for investments sold	26,383,223
Dividends receivable	4,861,656
Interest receivable	33,508
Other assets	151,734
Total assets	3,549,355,673
Liabilities
Payable for daily variation margin on open futures contracts	31,759
Accrued investment management fee	14,516
Other accrued expenses and payables	184,944
Total liabilities	231,219
Net assets	$ 3,549,124,454

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year December 31, 2006
Investment Income
Income: Dividends	$ 65,017,625
Interest — Cash Management QP Trust	753,826
Interest	63,429
Total Income	65,834,880
Expenses: Investment management fee	1,686,715
Administration fee	593,827
Auditing	59,402
Legal	58,280
Custodian fees	53,538
Trustees' fees and expenses	135,206
Other	120,463
Total expenses before expense reductions	2,707,431
Expense reductions	(1,039,054)
Total expenses after expense reductions	1,668,377
Net investment income (loss)	64,166,503
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(29,352,004)
Futures	2,368,986
(26,983,018)
Net unrealized appreciation (depreciation) during the period on: Investments	462,178,157
Futures	125,672
462,303,829
Net gain (loss) on investment transactions	435,320,811
Net increase (decrease) in net assets resulting from operations	$ 499,487,314

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 64,166,503	$ 59,209,202
Net realized gain (loss) on investment transactions	(26,983,018)	(42,983,054)
Net unrealized appreciation (depreciation) during the period on investment transactions	462,303,829	142,979,748
Net increase (decrease) in net assets resulting from operations	499,487,314	159,205,896
Capital transactions in shares of beneficial interest: Proceeds from capital invested	524,365,956	711,454,930
Value of capital withdrawn	(781,887,352)	(835,252,260)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(257,521,396)	(123,797,330)
Increase (decrease) in net assets	241,965,918	35,408,566
Net assets at beginning of period	3,307,158,536	3,271,749,970
Net assets at end of period	$ 3,549,124,454	$ 3,307,158,536

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2006	2005	2004	2003	2002
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,549	3,307	3,272	3,260	2,348
Ratio of expenses before expense reductions (%)	.08	.06	.06	.05	.05
Ratio of expenses after expense reductions (%)	.05	.05	.05	.05	.05
Ratio of net investment income (loss) (%)	1.90	1.82	1.97	1.74	1.56
Portfolio turnover rate (%)	4	9	7	8[a]	19
Total investment return (%)[b,c]	15.72	4.90	10.79	28.50	(22.02)
[a] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[b] Total investment return would have been lower had certain expenses not been reduced.
[c] Total investment return for the Portfolio was derived from the performance of the Institutional Class of DWS Equity 500 Index Fund.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Equity 500 Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $135,208,983 and $341,883,879, respectively. Purchases and sales of US Treasury obligations aggregated $5,467,449 and $6,507,863, respectively.

C. Related Parties

Deutsche Asset Management, Inc. ("DAMI"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor. Effective January 1, 2007, DAMI, merged with Deutsche Investment Management Americas Inc. ("DIMA"), an indirect, wholly owned subsidiary of Deutsche Bank AG. The Board of the Portfolio approved a new investment management agreement between the Portfolio and DIMA. The new investment management agreement is identical in substance to the current investment management agreement for the Portfolio, except for the named investment advisor.

Investment Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The investment management fee payable under the Investment Management Agreement is equal to an annual rate of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Northern Trust Investments, N.A. ("NTI") serves as subadvisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Portfolio.

For the period from January 1, 2006 through May 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Portfolio to the extent necessary to maintain the annual operating expenses of the Portfolio at 0.05% of average daily net assets. The amount of the waiver and whether the Advisor waives its fees may vary at any time without notice to shareholders.

Effective June 1, 2006 and through September 30, 2007, DIMA has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Portfolio to the extent necessary to maintain the annual operating expenses of the Portfolio at 0.05% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

Accordingly, for the year ended December 31, 2006, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement of $1,015,449 and charged $671,266, which was equivalent to an annual effective rate of 0.02% of the Portfolio's average daily net assets.

Administrator Services Agreement. Prior to June 1, 2006, Investment Company Capital Corp. ("ICCC" or the "Administrator"), an affiliate of the Advisor, was the Portfolio's Administrator. For its services as Administrator, ICCC did not receive a fee from the Portfolio. Effective June 1, 2006, the Portfolio entered into an Administrative Services Agreement with DIMA, pursuant to which DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays DIMA a fee ("Administration Fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Accordingly, for the period June 1, 2006 through December 31, 2006, DIMA received an Administration Fee of $593,827, of which $90,864 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Portfolio may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Portfolio and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of withdrawal requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Expense Reductions

For the year ended December 31, 2006, the Advisor reimbursed the Fund $22,723, which represented a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Portfolio has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. During the year ended December 31, 2006, custodian fees were reduced by $882 for custody credits earned.

F. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Portfolio was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest in DWS Equity 500 Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity 500 Index Portfolio (hereafter referred to as the "Portfolio") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 28, 2007	PricewaterhouseCoopers LLP

Investment Management Agreement Approval

DWS Equity 500 Index Fund (the "Fund"), a series of the DWS Institutional Funds (the "Trust"), invests all of its assets in DWS Equity 500 Index Portfolio (the "Portfolio") in order to achieve its investment objectives. The Portfolio's Trustees, who are also the Trustees of the Fund, approved the continuation of the Portfolio's current investment management agreement with DAMI (the "Portfolio Agreement"), the Fund's investment management agreement with DAMI (the "Fund Agreement", and together with the Portfolio Agreement, the "Investment Management Agreements") and the sub-advisory agreement between DIMA and Northern Trust Investments ("NTI") in September 2006. The Investment Management Agreements were also approved by shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DAMI and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Investment Management Agreements and the sub-advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The sub-advisory fee paid to NTI by DIMA is paid out of its fee and not directly by the Fund.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DAMI is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DAMI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Investment Management Agreements and the sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DAMI by similar funds and institutional accounts advised by DAMI (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Portfolio were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DAMI, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the Portfolio's fee schedule represents an appropriate sharing between Portfolio shareholders and DAMI of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Institutional Class shares) are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DAMI helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DAMI, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Institutional Class shares) was in the 1st quartile of the applicable Lipper universe for the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DAMI has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DAMI. The Board considered extensive information regarding DAMI, including DAMI's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the Investment Management Agreements and the sub-advisory agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DAMI have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DAMI and its affiliates from their relationships with the Portfolio and the Fund. The Board reviewed information concerning the costs incurred and profits realized by DAMI during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DAMI the cost allocation methodology used to determine DAMI's profitability. In analyzing DAMI's costs and profits, the Board also reviewed the fees paid to and services provided by DAMI and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DAMI and its affiliates as a result of DAMI's relationship with the Portfolio and the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DAMI's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by DAMI and its affiliates in providing services to the Portfolio and the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DAMI and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DAMI regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio. The Board considered that a portion of the Portfolio's brokerage may be allocated to affiliates of DAMI, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Portfolio's brokerage may in the future be allocated to brokers who acquire (and provide to DAMI and its affiliates) research services from third parties that are generally useful to DAMI and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Portfolio's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DAMI's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DAMI's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DAMI to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DAMI's chief compliance officer, (ii) the large number of compliance personnel who report to DAMI's chief compliance officer, and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Investment Management Agreements and the sub-advisory agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the agreement.

In December 2006, the Board approved amended and restated investment management agreements for each of the Fund and the Portfolio with Deutsche Investment Management Americas Inc. ("DIMA") in connection with the merger of DAMI into DIMA. In determining to approve this agreement, the Board considered Deutsche Bank's representations that this change was administrative in nature, and would not involve any change in operations or services provided to the fund, or to the personnel involved with providing such services.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	85
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	87
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	87
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	87
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	87
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	87
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	87
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	87
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	87
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		85
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Investment and Institutional Classes
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Investment Class	Institutional Class
Nasdaq Symbol	BTIEX	BTIIX
CUSIP Number	23339C 305	23339C 206
Fund Number	815	565

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period December 31, 2006, DWS Equity 500 Index Portfolio has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS EQUITY 500 INDEX PORTFOLIO

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$52,500	$128	$0	$0
2005	$49,600	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$268,900	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity 500 Index Portfolio, a series of DWS Equity 500 Index Portfolio

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Equity 500 Index Portfolio, a series of DWS Equity 500 Index Portfolio

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 1, 2007